Exhibit 99.1

                                  EXTERNAL USE
LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                                  $333,629,921
                              (APPROXIMATE OFFERED)
                                  SASCO 2003-7H
                      AURORA LOAN SERVICES, MASTER SERVICER
                             CITIBANK, N.A, TRUSTEE

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Expected
                                                                  WAL at           Payment         Initial
                  Approx.                       Security        Pricing(2)         Window(2)        Loss         Ratings:
 Class(1)         Size ($)       Coupon        Description     (To Maturity)     (To Maturity)     Coverage     S&P/Fitch
-------------------------------------------------------------------------------------------------------------------------------
   A1-I         $111,560,000      6.00%         Senior PT           3.27          03/03-11/32        2.50%         AAA/AAA
-------------------------------------------------------------------------------------------------------------------------------
  A1-II         $186,290,000      6.50%         Senior PT           3.28          03/03-08/32        2.50%         AAA/AAA
-------------------------------------------------------------------------------------------------------------------------------
A-IO-F(3)           Notional      1.00%         Senior IO           3.35          03/03-09/32      2.50%(5)        AAA/AAA
A-PO-F(3)         $1,116,821      0.00%       Ratio Strip PO        3.32          03/03-10/32      2.50%(5)        AAA/AAA
 B1-F(3)          $4,292,000   Variable(6)     Subordinate          5.86          03/03-10/32      1.10%(5)        None/AA
 B2-F(3)          $1,534,000   Variable(6)     Subordinate          5.86          03/03-09/32      0.60%(5)        None/A
-------------------------------------------------------------------------------------------------------------------------------
  A1-III         $26,945,000      4.50%         Senior PT           2.42          03/03-08/07        4.35%         AAA/AAA
 A-IO-III           Notional      1.00%         Senior IO           2.42          03/03-08/07        4.35%         AAA/AAA
  B1-III            $915,000   Variable(7)     Subordinate          4.00          03/03-08/07        1.10%         None/AA
  B2-III            $141,000   Variable(7)     Subordinate          4.00          03/03-08/07        0.60%         None/A
-------------------------------------------------------------------------------------------------------------------------------
  B3(4)             $836,000   Variable(8)     Subordinate          5.70          03/03-09/32      0.35%(5)       None/BBB
  B4(4)             $503,000   Variable(8)     Subordinate          5.70          03/03-08/32      0.20%(5)        None/BB
  B5(4)             $334,000   Variable(8)     Subordinate          5.70          03/03-07/32      0.10%(5)        None/B
  B6(4)             $336,815   Variable(8)     Subordinate          5.70          03/03-07/32         N/A         Not Rated
-------------------------------------------------------------------------------------------------------------------------------
    R                   $100      6.00%          Residual           0.07          03/03-03/03        2.50%         AAA/AAA
-------------------------------------------------------------------------------------------------------------------------------

(1)   Classes B4, B5, and B6 (shaded in gray) will be privately offered.

(2)   Pricing speed is 25% CPR.

(3) Combined tranches, each with two unseverable components (corresponding to fixed rate Collateral Pools 1 and 2)

(4)   Combined subordinate tranches, each with three unseverable components.


(5)   Expected loss coverage for all relevant tranche components.

(6) The coupon of this class equals the weighted average of its two component coupons.

(7) Net mortgage rate certificates, based on the net mortgage rate of Collateral Pool 3.

(8) The coupon of this class equals the weighted average of its three component coupons.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

Deal Overview:

o The collateral is comprised of three pools of first lien, fully amortizing mortgage loans:

      o Collateral Pool 1 is composed of fixed rate loans with net mortgage rates less than 6.45%;

      o Collateral Pool 2 is composed of fixed rate loans with net mortgage rates greater than or equal to 6.45%;

      o Collateral Pool 3 is composed of 5 year Hybrid ARMs that are indexed to 6-month LIBOR.

o The trust will issue 15 classes of Certificates: 12 classes will be publicly offered and 3 classes will be privately offered (Classes B4, B5 and B6 will be offered privately).

o Class A-PO-F is a Principal-Only Certificate and will receive no payments of interest. It shall consist of two components, A-PO-F (I) and A-PO-F
      (II), corresponding to Collateral Pools 1 and 2, respectively.

o Class A-IO-F is an Interest-Only Certificate and will receive no payments of principal. It shall consist of two components, A-IO-F (I) and A-IO-F
      (II), corresponding to Collateral Pools 1 and 2, respectively.

o Class A-IO-III is an Interest-Only Certificate and will receive no payments of principal. It shall receive cash flows from Collateral Pool 3.

o Class A1-I, Class A1-II, Class A1-III, Class A-PO-F, Class A-IO-F, Class A-IO-III, and Class R are each Senior Certificates.

o     The trust will issue 8 classes of subordinate certificates:

      o     Class B1-F and B2-F,  each  consisting  of two  components,  (I) and
            (II), each receiving cash flows from Collateral Pool 1 and Collateral Pool 2, respectively.

      o Class B1-III and Class B2-III, which receive cash flows from Collateral Pool 3.

      o Class B3, Class B4, Class B5, and Class B6, each consisting of three components, corresponding to each of the three Collateral Pools.

o     Realized Losses from Collateral Pool 1 will be applied to the Component B6
      (I),  Component B5 (I), Component B4 (I), Component B3 (I), Component B2-F
      (I) and Component B1-F (I), in that order, until their principal balances are reduced to zero.

o     Realized Losses from Collateral Pool 2 will be applied to the Component B6
      (II), Component B5 (II), Component B4 (II), Component B3 (II), Component B2-F (II) and Component B1-F (II), in that order, until their principal balances are reduced to zero.

o     Realized Losses from Collateral Pool 3 will be applied to the Component B6
      (III), Component B5 (III), Component B4 (III), Component B3 (III), Class B2-III and Class B1-III, in that order, until their principal balances are reduced to zero.

o     ALS maintains a 5% Clean up Call on the collateral on an aggregate basis.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

Specific Terms of the Offering:

Cut-Off Date:                           February 1, 2003

Expected Settlement Date:               February 28, 2003

Distribution Dates:                     25th of each month, or the next business
                                        day  after  the 25th day of the month if
                                        the   25th  is  not  a   business   day,
                                        beginning on March 25, 2003.

Issuer:                                 Structured    Asset   Securities   Corp.
                                        ("SASCO")

Master Servicer:                        Aurora Loan Services ("ALS")

Servicers:                              ALS,  Commercial  Federal,  Countrywide,
                                        SunTrust,   GMAC  Mortgage,   Washington
                                        Mutual, Waterfield, and Wells Fargo.

Trustee:                                Citibank, N.A

Rating Agencies:                        S&P: AAA certificates only
                                        Fitch: All certificates

Day Count:                              30/360: All Classes.

Delay Days:                             24 Day Delay:    All Classes.

Registration:                           Book-entry form through DTC

SMMEA Eligibility:                      The Senior Certificates and the Class B1
                                        Certificates will be SMMEA eligible.

ERISA                                   Eligibility:   The  Senior  Certificates
                                        (with  the  exception  of  the  Class  R
                                        Certificate) will be ERISA eligible.

Tax Status:                             REMIC for Federal income tax purposes.

5% Optional Termination:                The  transaction may be called by ALS as
                                        Master   Servicer   when  the  aggregate
                                        outstanding mortgage balance is less than 5% of the Cut-Off Date aggregate collateral loan balance.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

Terms of the Offering -Interest Rates:

Interest Rates:                         Ratio Strip Target Rate
                                        Collateral Pool 1--6.00%
                                        Collateral Pool 2--6.50%

                                        Discount Mortgage Loans. With respect to
                                        Collateral  Pools  1 and 2,  a  Discount
                                        Mortgage  Loan is a loan  with a Net WAC
                                        less  than  the  relevant   Ratio  Strip
                                        Target Rate.

                                        Class A1-I is a senior certificate and will accrue interest a rate of 6.00%.

                                        Class A1-II is a senior certificate and will accrue interest a rate of 6.50%.

                                        Class A-PO-F is a senior  principal-only
                                        certificate     consisting     of    two
                                        components,  corresponding to Collateral
                                        Pools 1 and 2. It will not be entitled to payments of interest. The balance of Component A-PO-F (I) is the sum of the relevant PO Percentage of the Discount Mortgage Loans in Collateral Pool 1. The balance of Component A-PO-F (II) is the sum of the relevant PO Percentage of the Discount Mortgage Loans in Collateral Pool 2.

                                        Class A-IO-F is a senior  interest  only
                                        certificate.  Components  A-IO-F (I) and
                                        A-IO-F  (II) will  accrue  interest at a
                                        fixed  rate  of  1.00%.   The   notional
                                        balance of Component  A-IO-F (I) for any
                                        payment  period equals 1) the difference
                                        between   the  Net  WAC  of  the  non-PO
                                        portion  of  Collateral  Pool 1 and  the
                                        Collateral  Pool 1  Ratio  Strip  Target
                                        Rate,  multiplied by 2) the  outstanding
                                        principal  balance of the non-PO portion
                                        of Collateral  Pool 1, divided by 3) the
                                        Class  A-IO-F   Certificate   rate.  The
                                        notional  balance  of  Component  A-IO-F
                                        (II) for any  payment  period  equals 1)
                                        the  difference  between  the Net WAC of
                                        the non-PO portion of Collateral  Pool 2
                                        for that period and the Collateral  Pool
                                        2 Ratio Strip Target Rate, multiplied by
                                        2) the outstanding  principal balance of
                                        the non-PO portion of Collateral Pool 2,
                                        divided   by   3)   the   Class   A-IO-F
                                        Certificate rate.

                                        Class A1-III is a senior certificate and will accrue interest at a rate equal to the lesser of (1) 4.50% and (2) the Net WAC of Collateral Pool 3.

                                        Class A-IO-III is a senior interest only certificate and will accrue interest at a fixed rate of 1.00%. Its notional balance for any payment period equals 1) the difference between the Net WAC of Collateral Pool 3 and the Class A1-III Certificate rate, if any, multiplied by
                                        2) the outstanding principal balance of the Class A1-III Certificates, divided by 3) the Class A-IO-III Certificate rate.

                                        Class R is a senior certificate and will accrue interest at a rate of 6.00%

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

Terms of the Offering -Interest Rates (cont.):

                                        Components  B1-F (I),  B2-F (I), B3 (I),
                                        B4 (I), B5 (I) and B6 (I) will accrue interest at a rate of 6.00%

                                        Components  B1-F  (II),  B2-F  (II),  B3
                                        (II),  B4 (II), B5 (II) and B6 (II) will
                                        accrue interest at a rate of 6.50%

                                        Classes  B1-III,  B2-III,  Components B3
                                        (III),  B4 (III),  B5 (III) and B6 (III)
                                        will accrue interest at a rate equal to the Net WAC of Collateral Pool 3.

                                        Classes B1-F, B2-F, B3, B4, B5 and B6 will accrue interest at a rate equal to the weighted average of each of the corresponding tranche components rates weighted by the corresponding tranche component balances.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

Terms of the Offering -Credit Enhancement:

Credit Enhancement:                     Subordination   of   the   lower   rated
                                        classes.

Subordinate Certificates                For   any   Class   or    Component   of
Lockout of Prepayments                  Subordinate    Certificates    in   each
and Recoveries:                         respective pool, other than the Class B6
                                        components  (as   applicable),   on  any
                                        distribution  date for which the  Credit
                                        Support  Percentage  of  that  Class  or
                                        Component  is  less  than  its  original
                                        Credit    Support     Percentage,     no
                                        distributions    of    prepayments    or
                                        recoveries  allocable to principal  will
                                        be made to any  Class  or  Component  of
                                        lower   priority  than  it.  The  amount
                                        otherwise distributable to such classes of lower priority shall be allocated pro rata among the remaining Classes or Components of Subordinate Certificates within the respective pool.

Credit Support Percentage:              For   any   Class   or    Component   of
                                        Certificates   with   respect   to  each
                                        Collateral Pool, on any distribution date, the sum of the Class Percentages of each Class of lower priority (before applying distributions for that date) in the related pool.

Class Percentage:                       For   any   Class   or    Component   of
                                        Certificates   with   respect   to  each
                                        Collateral  Pool,  on  any  distribution
                                        date,  the  percentage  equivalent  of a
                                        fraction,  the numerator of which is the
                                        outstanding  balance  of that  Class  or
                                        Component,  immediately  prior  to  that
                                        distribution date and the denominator of
                                        which is the aggregate  principal amount
                                        of  all   Classes   or   Components   of
                                        Certificates immediately prior to that date in the related pool.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

Terms of the Offering - Distribution of Principal:

Shifting Interest Structure with 5 year lockout*

Collateral Pool 1 Subordinate Test % = Pool 1 Subordinate Amount / Collateral Pool 1 collateral balance.

Collateral Pool 2 Subordinate Test % = Pool 2 Subordinate Amount / Collateral Pool 2 collateral balance.

Collateral Pool 3 Subordinate Test % = Pool 3 Subordinate Amount / Collateral Pool 3 collateral balance.

Pool 1 Subordinate Amount = The Collateral Pool 1 collateral balance, less the current principal balance of the Collateral Pool 1 senior certificates.

Pool 2 Subordinate Amount = The Collateral Pool 2 collateral balance, less the current principal balance of the Collateral Pool 2 senior certificates.

Pool 3 Subordinate Amount = The Collateral Pool 3 collateral balance, less the current principal balance of the Collateral Pool 3 senior certificates.

o *For each Collateral Pool, if the corresponding Pool Subordinate Test % for ANY Collateral Pool is less than or equal to 2 times the original Pool Subordinate Test %:

--------------------------------------------------------------------------------
      Distribution Dates (months)                       Shift Percentage
--------------------------------------------------------------------------------
                1 - 60                                       100%
--------------------------------------------------------------------------------
                61 - 72                                       70%
--------------------------------------------------------------------------------
                73 - 84                                       60%
--------------------------------------------------------------------------------
                85 - 96                                       40%
--------------------------------------------------------------------------------
               97 - 108                                       20%
--------------------------------------------------------------------------------
                 109+                                          0%
--------------------------------------------------------------------------------

o *For each Collateral Pool, if the corresponding Pool Subordinate Test % for ALL Collateral Pools are greater than 2 times the original Pool Subordinate Test %:

--------------------------------------------------------------------------------
      Distribution Dates (months)                       Shift Percentage
--------------------------------------------------------------------------------
                1 - 36                                        50%
--------------------------------------------------------------------------------
                  37+                                          0%
--------------------------------------------------------------------------------

(*If the respective AAA loss coverage for all groups doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the respective Senior certificates will be entitled to 50% of the Subordinate certificates' percentage of pre-payments, subject to cumulative loss and delinquency tests. After month 36, if the respective AAA loss coverage for all groups doubles based on the initial loss coverage as of the cut-off date, the respective Senior certificates will only be entitled to pre-payments based on the respective Collateral Pool Senior certificate percentage only, subject to cumulative loss and delinquency tests).

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

Terms of the Offering - Distribution of Principal (cont.):

Pool Senior Percentage:                 For  Collateral  Pools  1 and 2,  on any
                                        distribution    date,   the   percentage
                                        equivalent of a fraction,  the numerator
                                        of  which  is  the  sum  of  the   class
                                        principal  amounts of each non-PO  class
                                        of   senior    certificates    and   the
                                        denominator of which is the related non-PO Collateral Pool balance for the immediately preceding distribution date.
                                        For Collateral Pool 3, the percentage equivalent of a fraction, the numerator of which is the Class A1-III principal balance and the denominator of which is the Collateral Pool 3 balance for the immediately preceding distribution date.

Pool Subordinate Percentage:            For  each   Collateral   Pool,   on  any
                                        distribution  date, one minus its Senior
                                        Percentage.

Pool Senior Prepayment                  For  each   Collateral   Pool,   on  any
Percentage:                             distribution  date,  the  sum of (1) the
                                        Pool  Senior   Percentage  and  (2)  the
                                        product  of  (a)  the  Senior  Principal
                                        Prepayment Shift Percentage for that distribution date multiplied by (b) the related Pool Subordinate Percentage for that distribution date.

Pool Subordinate                        For  each   Collateral   Pool,   on  any
Prepayment Percentage:                  distribution  date,  one  minus its Pool
                                        Senior Prepayment Percentage.

Pool Senior Principal                   For  each   Collateral   Pool,   on  any
Distribution Amount:                    distribution  date,  the  sum of (1) the
                                        product of (a) the  related  Pool Senior
                                        Percentage and (b) the related scheduled
                                        principal  collections  (for  Collateral
                                        Pool 1 and 2, the related non-PO portion
                                        of such collections) and (2) the product
                                        of (a)  the  related  Senior  Prepayment
                                        Percentage    and   (b)   the    related
                                        unscheduled  principal  collections (for
                                        Collateral Pool 1 and 2, the related non-PO portion of such collections).

Pool Subordinate Principal              For  each   Collateral   Pool,   on  any
Distribution Amount:                    distribution  date,  the  sum of (1) the
                                        product   of  (a)   the   related   Pool
                                        Subordinate   Percentage   and  (b)  the
                                        related scheduled principal  collections
                                        (for   Collateral  Pool  1  and  2,  the
                                        related    non-PO    portion   of   such
                                        collections); and (2) the product of (a)
                                        the   related   Subordinate   Prepayment
                                        Percentage    and   (b)   the    related
                                        unscheduled  principal  collections (for
                                        Collateral Pool 1 and 2, the related non-PO portion of such collections).

PO Percentage:                          For  Collateral  Pools  1  and  2,  with
                                        respect to each Discount Mortgage Loan in such pool on each Distribution Date, the percentage equivalent of a fraction, the numerator of which is the Ratio
                                        Strip Target Rate minus the Net Mortgage
                                        Rate of such Discount Mortgage Loan and the denominator of which is the Ratio
                                        Strip Target Rate.

Pool PO Principal                       For  Collateral  Pools  1 and 2, on each
Distribution Amount:                    Distribution   Date,   the  sum  of  the
                                        following  with  respect to the Discount
                                        Mortgage  Loans:  (1)  The  relevant  PO
                                        Percentage   of   scheduled    principal
                                        collections  and  (2)  The  relevant  PO
                                        Percentage  of   unscheduled   principal
                                        collections.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

Principal Paydown Rules:

I. Pay Senior PDA concurrently as follows:

Pool 1 Senior PDA:
      1) Pay Class R until reduced to zero.
      2) Pay Class A1-I until reduced to zero.

Pool 1 PO PDA:
      1) Pay Component A-PO-F (I) until reduced to zero.

Pool 2 Senior PDA:
      1) Pay Class A1-II until reduced to zero.

Pool 2 PO PDA:
      1) Pay Component A-PO-F (II) until reduced to zero.

Pool 3 Senior PDA:
      1) Pay Class A1-III until reduced to zero.

II. Pay Subordinate PDA concurrently as follows*: *Subject to credit support tests

Pool 1 Subordinate PDA:
      1) Pay Component B1-F (I), B2-F (I), B3 (I), B4 (I), B5 (I), and B6 (I) on a pro-rata basis until reduced to zero.

Pool 2 Subordinate PDA:
      1) Pay Component B1-F (II), B2-F (II), B3 (II), B4 (II), B5 (II), and B6 (II) on a pro-rata basis until reduced to zero.

Pool 3 Subordinate PDA:
      1)    Pay Class B1-III,  Class B2-III,  Component B3 (III),  B4 (III),  B5
            (III) and B6 (III) on a pro-rata basis until reduced to zero.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

Prepayment Sensitivity:

                      0% CPR               12.5% CPR              25% CPR              37.5% CPR              50% CPR
                 WAL      Window        WAL       Window      WAL       Window       WAL      Window       WAL       Window
A1-I            19.33     1 - 357       6.35      1 - 357     3.27      1 - 357     2.04      1 - 355     1.40      1 - 300
A1-II           19.60     1 - 354       6.41      1 - 354     3.28      1 - 354     2.05      1 - 353     1.40      1 - 307
A-IO-F          19.63     1 - 355       6.52      1 - 355     3.35      1 - 355     2.10      1 - 349     1.45      1 - 275
A-PO-F          19.22     1 - 357       6.44      1 - 357     3.32      1 - 356     2.09      1 - 311     1.44      1 - 226
B1-F            19.50     1 - 357       10.74     1 - 357     5.86      1 - 356     4.15      1 - 329     3.19      1 - 251
B2-F            19.50     1 - 357       10.74     1 - 357     5.86      1 - 355     4.15      1 - 325     3.19      1 - 246
A1-III          4.37      1 - 54        3.26      1 - 54      2.42      1 - 54      1.79      1 - 54      1.32      1 - 54
A-IO-III        4.37      1 - 54        3.26      1 - 54      2.42      1 - 54      1.79      1 - 54      1.32      1 - 54
B1-III          4.37      1 - 54        4.37      1 - 54      4.00      1 - 54      3.46      1 - 54      2.94      1 - 54
B2-III          4.37      1 - 54        4.37      1 - 54      4.00      1 - 54      3.46      1 - 54      2.94      1 - 54
B3              18.23     1 - 357       10.21     1 - 357     5.70      1 - 355     4.10      1 - 319     3.17      1 - 240
B4              18.20     1 - 357       10.20     1 - 357     5.70      1 - 354     4.09      1 - 313     3.17      1 - 233
B5              18.23     1 - 357       10.21     1 - 357     5.70      1 - 353     4.10      1 - 306     3.17      1 - 227
B6              18.21     1 - 357       10.20     1 - 357     5.70      1 - 353     4.09      1 - 306     3.17      1 - 227
R               0.07       1 - 1        0.07       1 - 1      0.07       1 - 1      0.07       1 - 1      0.07       1 - 1

--------------------------------------------------------------------------------
                                    Contacts
--------------------------------------------------------------------------------
MBS Trading                     Christian Lawless             (212) 526-8315

ABS/MBS Finance                 Brad Andres                   (212) 526-8367
                                Andor Meszaros                (212) 526-5150

ABS/MBS Structuring             Konstantin Braun              (212) 526-2867
                                Sei-Hyong Park                (212) 526-0203
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

Collateral Summary:

------------------------------------------------------------------------------------------------------------------------
                                          Fixed (Net WAC < 6.45%)       Fixed (Net WAC >= 6.45%)         5/1 Hybrid ARMs
                                                  Pool 1                         Pool 2                       Pool 3
Total Number of Loans                                         833                         1,516                      168
Total Outstanding Loan Balance                    $115,533,682.33               $191,099,470.34           $28,170,584.39
Average Loan Principal Balance                           $138,696                      $126,055                 $167,682
Range of Loan Principal Balance                  $11,407-$388,224              $13,250-$461,084         $50,673-$388,535
Weighted Average Coupon                                    6.489%                        7.268%                   6.780%
Range of Coupons                                    5.250%-7.625%                 6.750%-9.625%            3.750%-8.125%
Weighted Average Margin                                       N/A                           N/A                   2.663%
Range of Margins                                              N/A                           N/A            2.250%-2.750%
Weighted Average Initial Periodic Cap                         N/A                           N/A                   5.024%
Range of Initial Periodic Caps                                N/A                           N/A            5.000%-6.000%
Weighted Average Periodic Cap                                 N/A                           N/A                   1.000%
Range of Periodic Caps                                        N/A                           N/A            1.000%-1.000%
Weighted Average Maximum Rate                                 N/A                           N/A                  11.804%
Weighted Average Floor                                        N/A                           N/A                   2.671%
Weighted Average Original Term (mo.)                          360                           360                      360
Weighted Average Remaining Term (mo.)                         356                           353                      355
Range of Remaining Term (mo.)                             177-360                       234-360                  344-357
Weighted Average Original LTV                             101.18%                       101.33%                  100.52%
Range of Original LTV                              90.68%-103.00%                90.20%-103.00%           90.09%-103.00%
Weighted Average FICO                                         742                           742                      732
Range of FICO                                             662-818                       620-824                  644-797
Weighted Average Next Reset Date                              N/A                           N/A          August 20, 2007

Lien Position
First                                                     100.00%                       100.00%                  100.00%
Second                                                      0.00%                         0.00%                    0.00%

Geographic Distribution
(Other states account individually for                 NC - 6.86%                    PA - 7.25%              NC - 31.14%
less than 5% of the Cut-off Date
principal balance)                                     TX - 6.17%                    TX - 7.20%               TN - 9.64%
                                                       SC - 5.95%                    NC - 6.99%               GA - 9.03%
                                                       VA - 5.73%                    MI - 6.61%               CA - 7.40%
                                                       FL - 5.44%                    VA - 5.64%               MD - 6.85%
                                                       MI - 5.25%                    FL - 5.24%               AZ - 6.04%
Occupancy Status
Primary Home                                              100.00%                       100.00%                   98.71%
Investment                                                  0.00%                         0.00%                    1.29%
Second Home                                                 0.00%                         0.00%                    0.00%
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).